497(e)
                                                                       333-64749

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The Equitable Life Assurance Society of the United States --
SUPPLEMENT DATED FEBRUARY 4, 2003, TO THE CURRENT ACCUMULATOR, ACCUMULATOR SELECT ("SELECT"), ACCUMULATOR PLUS ("PLUS") AND ACCUMULATOR ELITE ("ELITE") PROSPECTUSES FOR THE 2002 SERIES
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This supplement modifies certain information in the above-referenced
Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectus. The modification is as follows:

     Presently, the 25% outbound transfer restriction from the guaranteed interest option (GIO) discussed in "Transferring your money among investment options" under "Transferring your account value" has been removed until further notice. Therefore, any references to these restrictions in the Prospectus do not currently apply. You may transfer 100% of amounts in the GIO into the variable investment options and/or the Fixed Maturity Options at any time. We will inform you at least 45 days in advance of the day we intend to reimpose the restriction. Any dollar cost averaging program will be shut down until the following contract year if it violates the restriction whenever the restriction is reimposed.


IM-02-30(1/03)                                                          131936
                                                                          X00491